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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                AUGUST 15, 1996
                                 Date of Report
                       (Date of earliest event reported)


                         LANDMARK GRAPHICS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-17195                76-0029459
(State of other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)


                              15150 MEMORIAL DRIVE
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                   77079-4304
                                   (Zip Code)

                                 (713) 560-1000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         A copy of Landmark Graphics Corporation's press release, dated August 15, 1996, announcing the record date and date of the special meeting of stockholders to be held in connection with the merger of Landmark Graphics Corporation with and into Halliburton Acq. Company, a Delaware corporation and wholly-owned subsidiary of Halliburton Company, a Delaware corporation, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The following is set forth as an exhibit to this Form 8-K:

Exhibit Number                 Description                             Page
- --------------                 -----------                             ----

   99.1                        Press Release, dated August 15, 1996




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 1996             LANDMARK GRAPHICS CORPORATION




                                   By:  /s/ William H. Seippel
                                      ------------------------------------------
                                   Name:  William H. Seippel
                                          --------------------------------------
                                   Title: Vice President, Finance and Chief
                                          --------------------------------------
                                          Financial Officer (Principal Financial
                                          --------------------------------------
                                          and Accounting Officer)
                                          --------------------------------------





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                               INDEX TO EXHIBITS


Exhibit
Number                         Description
- -------                        -----------

 99.1                          Press Release dated August 15, 1996